LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MARCH 8, 2019 TO THE SUMMARY

PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL

INFORMATION, EACH DATED FEBRUARY 1, 2019, OF

MARTIN CURRIE EMERGING MARKETS FUND (THE “FUND”)

A.

In the Prospectus, under the section entitled “More on the fund’s investment strategies, investments and risks—Selection process,” the second paragraph is deleted in its entirety and replaced with the following:

The subadviser’s global emerging markets team builds long-term, high conviction stock-focused portfolios, driven by fundamental research within its risk framework. The subadviser engages with issuers to gain information on ESG (environmental, social and governance) related issues and to promote best practice in the management and disclosure of these ESG issues. The subadviser assesses those ESG factors that could impact the ability of an issuer to generate sustainable returns, which may include shareholder rights, accounting standards, remuneration, board structure, supply chain, data protection, pollution/hazardous waste policies, water usage, and climate change policies.

B.

During a meeting of the shareholders of the Fund held on March 8, 2019, the shareholders approved changing the Fund’s classification from diversified to non-diversified within the meaning of the Investment Company Act of 1940, as amended. Accordingly, effective March 8, 2019, the Fund is a non-diversified fund and the following changes are made to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information.

Summary Prospectus and Prospectus

1.	Under the section entitled “Principal investment strategies,” each of the last three paragraphs is deleted in its entirety and replaced with the following:

The fund may invest in companies domiciled in any country that the subadviser believes to be appropriate to the fund’s investment objective. Subject to the fund’s 80% investment policy, the fund may invest a substantial amount of assets (i.e. more than 25%) in issuers located in a single country or a limited number of countries, but will always be invested in or have exposure to no less than three different emerging market countries. The fund may invest in securities denominated in foreign currencies or in U.S. dollars.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

2.	Under the section entitled “Principal risks,” the following text is added immediately below “Issuer risk.”

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

3.	The following text is added at the end of the section entitled “More on the fund’s investment strategies, investments and risks—Important information.”

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

4.	Under the section entitled “More on risks of investing in the fund,” the following text is added immediately below “Issuer risk.”

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Statement of Additional Information

5.	Under the section entitled “Investment Policies—Diversification,” the paragraph is deleted in its entirety and replaced with the following:

The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund is subject to greater risk than a diversified fund. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Code. Compliance with the diversification requirement of the Code may limit the investment flexibility of the Fund.

6.	Under the section entitled “Investment Policies—Non-Fundamental Investment Policies,” each of the last two paragraphs is deleted in its entirety.

Please retain this supplement for future reference.

MCXX507409

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